Exhibit 99.2

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
(Dollars in thousands, except per share amounts)	September 30,		September 30,
	2008	2007	2008	2007

Revenues:
Rental and other property	$102,907	$95,012	$302,898	$275,747
Management and other fees from affiliates	1,311	1,268	3,965	3,662
	104,218	96,280	306,863	279,409

Expenses:
Property operating, excluding real estate taxes	25,719	22,949	74,625	66,707
Real estate taxes	8,630	8,185	24,904	23,298
Depreciation and amortization	27,952	24,169	82,564	69,036
Interest	19,399	19,459	57,835	57,688
Amortization of deferred financing costs	686	701	2,109	2,054
General and administrative	6,524	6,415	19,600	18,519
	88,910	81,878	261,637	237,302

Earnings from operations	15,308	14,402	45,226	42,107

Gain on sale of real estate	2,446	-	2,446	-
Interest and other income	2,847	2,407	8,048	7,454
Equity income co-investments	335	322	7,325	2,767
Minority interests	(5,666)	(5,088)	(16,929)	(15,459)
Income before discontinued operations	15,270	12,043	46,116	36,869

Income (loss) and gain from discontinued operations, net of minority interests	(584)	265	(1,417)	25,172
Net income	14,686	12,308	44,699	62,041
Dividends to preferred stockholders	(2,310)	(2,311)	(6,931)	(6,864)
Net income available to common stockholders	$12,376	$9,997	$37,768	$55,177

Net income per share - basic	$0.50	$0.40	$1.52	$2.26

Net income per share - diluted	$0.49	$0.39	$1.50	$2.21

See Company’s 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
Selected Line Item Detail	September 30,		September 30,
(Dollars in thousands)	2008	2007	2008	2007

Rental and other property
Rental	$97,104	$89,499	$285,653	$259,879
Other property	5,803	5,513	17,245	15,868
Rental and other property	$102,907	$95,012	$302,898	$275,747

Management and other fees from affiliates
Management	$833	$936	$2,395	$2,524
Development and redevelopment	478	332	1,570	799
Promote interest from Fund I	-	-	-	339
Management and other fees from affiliates	$1,311	$1,268	$3,965	$3,662

General and administrative
General and administrative	$10,050	$9,154	$30,412	$26,572
Allocated to property operating expenses - administrative	(2,228)	(1,536)	(6,777)	(4,433)
Capitalized to real estate	(1,298)	(1,203)	(4,035)	(3,620)
Net general and administrative	$6,524	$6,415	$19,600	$18,519

Interest and other income
Interest income	$1,036	$771	$3,050	$2,657
Lease income, net	1,811	1,636	4,998	4,797
Interest and other income	$2,847	$2,407	$8,048	$7,454

Equity income in co-investments
Equity income in co-investments	$335	$322	$1,007	$421
Gain on sale of co-investment, promote interest, and fees	-	-	6,318	2,346
Equity income in co-investments	$335	$322	$7,325	$2,767

Minority interests
Limited partners of Essex Portfolio, L.P.	$1,571	$1,331	$4,858	$4,225
Perpetual preferred distributions	2,559	2,559	7,678	7,678
Third party ownership interests	417	190	1,016	463
DownREIT limited partners' distributions	1,119	1,008	3,377	3,093
Minority interests	$5,666	$5,088	$16,929	$15,459

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations (Dollars in thousands, except share and per share amounts)	Three Months Ended September 30,			Nine Months Ended September 30,
	2008	2007	% Change	2008	2007	% Change

Funds from operations
Net income available to common stockholders	$12,376	$9,997		$37,768	$55,177
Adjustments:
Depreciation and amortization	28,581	25,612		84,998	72,496
Gains not included in FFO	(2,492)	(64)		(2,492)	(14,565)
Minority interests and co-investments (1)	2,217	1,777		6,534	6,114
Funds from operations	$40,682	$37,322		$126,808	$119,222
FFO per share-diluted	$1.46	$1.33	9.5%	$4.58	$4.34	5.7%

Components of the change in FFO
Non-recurring items:
Write-off of deferred charges	245	-		245	-
Joint venture - promote interest and fees	-	-		(6,318)	(10,068)
Fund I - promote interest	-	-		-	(339)
Income generated from TRS activities, net of taxes and expenses	-	-		-	(413)
Funds from operations excluding non-recurring items	40,927	37,322		120,735	108,402
FFO excluding non-recurring items per share-diluted	$1.47	$1.33	10.2%	$4.37	$3.94	10.7%

Changes in recurring items:
Same-property NOI	$2,192			$8,590
Non-same property NOI	2,488			9,037
Management and other fees from affiliates	43			642
Interest expense and amortization of deferred financing costs	75			(202)
Other items, net	(1,193)			(5,734)
	$3,605			$12,333

Weighted average number of shares outstanding diluted (2)	27,910,297	28,043,125		27,657,449	27,482,406

(1)
For the three and nine months ended September 30, 2008, the amounts included the following adjustments: (i) minority interest related to Operating Partnership units totaling $1.6 million and $4.9 million, respectively, (ii) add back depreciation from unconsolidated co-investments and less depreciation attribuable to third-party ownership of consolidated co-investments totaling $0.6 million and $1.6 million, respectively.

(2)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	September 30, 2008	December 31, 2007

Real Estate:
Land and land improvements	$669,322	$670,494
Buildings and improvements	2,485,788	2,447,265
	3,155,110	3,117,759
Less: accumulated depreciation	(612,249)	(541,987)
	2,542,861	2,575,772
Real estate - held for sale, net	15,983	-
Real estate under development	347,979	233,445
Co-investments	66,363	64,191
	2,973,186	2,873,408
Cash and cash equivalents	45,956	22,483
Marketable securities	58,614	2,017
Notes and other receivables	46,749	50,536
Other assets	23,474	20,286
Deferred charges, net	11,347	11,593
Total assets	$3,159,326	$2,980,323

Mortgage notes payable	$1,341,327	$1,262,873
Mortgage notes payable - held for sale	10,799	-
Exchangeable bonds	225,000	225,000
Lines of credit	153,000	169,818
Other liabilities	133,557	104,442
Total liabilities	1,863,683	1,762,133

Minority interests	279,930	281,960
Series G cumulative convertible preferred stock, liquidation value	145,912	145,912

Stockholders' Equity:
Common stock	2	2
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	982,754	857,109
Distributions in excess of accumulated earnings	(122,044)	(82,805)
Accumulated other comprehensive (loss) income	(15,911)	(8,988)
Total stockholders' equity	869,801	790,318
Total liabilities and stockholders' equity	$3,159,326	$2,980,323

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Debt Summary - September 30, 2008
(Dollars in thousands)

	Percentage of Total Debt	Balance Outstanding	Weighted Average Interest Rate	Weighted Average Maturity In Years
Mortgage notes payable
Fixed rate - secured	64%	$$1,105,695	6.1%	5.6
Variable rate debt(1)	14%	246,431	3.6%	21.5
Total mortgage notes payable	78%	1,352,126	5.7%	8.5

Exchangeable bonds (2)	13%	225,000	3.6%

Line of credit - secured (3)	6%	100,000	3.1%
Line of credit - unsecured (4)	3%	53,000	3.3%
Total lines of credit	9%	153,000	3.2%

Total debt	100%	$$1,730,126	5.3%

Scheduled principal payments (excludes lines of credit)			Weighted Average Interest Rate
	2008	$-	-
	2009	40,556	6.3%
	2010	153,007	8.1%
	2011	151,916	6.4%
	2012	31,870	5.4%
	Thereafter	1,199,777	5.0%
	Total	1,577,126	5.5%

Capitalized interest for the three and nine months ended September 30, 2008 was approximately $2.9 million and $8.2 million, respectively.

(1)	$228.6 million of the variable rate debt is tax exempt, and $129.1 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
Exchangeable bonds total $225 million and mature in November 2025. This is an unsecured obligation of the operating partnership, and is fully and unconditionally guaranteed by Essex Property Trust, Inc.

(3)
Secured line of credit commitment is $100 million and matures in January 2009.  This line is secured by eight of Essex's apartment communities. The underlying interest rate is currently the Freddie Mac Reference Rate plus .55% to .59%.  The Company has signed a letter of commitment to enter a new five-year secured line of credit facility to replace the exisiting facility.  The new secured facility increases the size of the existing facility from $100 million to $150 million, and the new facility will be expandable to $250 million.  The Company anticipates the closing date for the new secured facility will occur before the end of the fourth quarter of 2008.

(4)
Unsecured line of credit commitment is $200 million and matures in March 2009, with an option for a one-year extension.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.80%.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization - September 30, 2008
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,730,126

Common stock and potentially dilutive securities
Common stock outstanding	25,944
Limited partnership units (1)	2,435
Options-treasury method	117
Total common stock and potentially dilutive securities	28,496	shares

Common stock price per share as of September 30, 2008	$118.33

Market value of common stock and potentially dilutive securities	$3,371,932

Preferred units/stock	$304,500

Total equity capitalization	$3,676,432

Total market capitalization	$5,406,558

Ratio of debt to total market capitalization	32.0%

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Quarter ended September 30, 2008 and 2007
(Dollars in thousands, except per concessions amounts)
	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change	2008	2007	2008	2007	% Change

Revenues:
Same-property revenue	$48,237	$47,701	1.1%	$20,080	$18,527	8.4%	$16,493	$15,349	7.5%	$-	$-	$84,810	$81,577	4.0%
Non-same property revenue (2)	5,205	4,728		10,436	7,081		1,776	1,006		680	620	18,097	13,435
Total Revenues	$53,442	$52,429		$30,516	$25,608		$18,269	$16,355		$680	$620	$102,907	$95,012

Property operating expenses:
Same-property operating expenses	$15,312	$15,054	1.7%	$6,589	$6,188	6.5%	$5,760	$5,378	7.1%	$-	$-	$27,661	$26,620	3.9%
Non-same property operating expenses (2)	1,848	1,396		4,050	2,501		472	297		318	320	6,688	4,514
Total property operating expenses	$17,160	$16,450		$10,639	$8,689		$6,232	$5,675		$318	$320	$34,349	$31,134

Net operating income (NOI):
Same-property NOI	$32,925	$32,647	0.9%	$13,491	$12,339	9.3%	$10,733	$9,971	7.6%	$-	$-	$57,149	$54,957	4.0%
Non-same property NOI (2)
Redevelopment communities	3,186	3,008		3,335	3,204		447	398		-	-	6,968	6,610
Acquired communities	355	324		2,985	1,376		857	311		-	-	4,197	2,011
Development communities	(184)	-		66	-		-	-		-	-	(118)	-
Other real estate assets (1)	-	-		-	-		-	-		362	300	362	300
Total non-same property NOI	3,357	3,332		6,386	4,580		1,304	709		362	300	11,409	8,921
Total NOI	$36,282	$35,979		$19,877	$16,919		$12,037	$10,680		$362	$300	$68,558	$63,878

Same-property operating margin	68%	68%		67%	67%		65%	65%				67%	67%

Same-property turnover percentage	68%	67%		62%	64%		69%	72%				67%	67%

Same-property concessions	$251	$394		$114	$76		$63	$57				$428	$527

Average same-property concessions per turn (3)	$133	$213		$182	$117		$77	$67				$129	$157

Net operating income percentage of total	53%	56%		29%	27%		18%	17%				100%	100%

Loss to lease (4)	$(870)			$7,295			$910					$7,335
Loss to lease as a percentage of rental income	(0.5%)			5.7%			1.4%					1.9%

Reconciliation of apartment units at end of period

Same-property apartment units	11,081			4,083			4,752					19,916

Consolidated Apartment Units	12,225	12,225		6,457	6,361		5,338	5,005				24,020	23,591
Joint Venture	480	480		1,575	2,101		515	515				2,570	3,096
Under Development (5)	543	743		693	238		422	127				1,658	1,108
Total apartment units at end of period	13,248	13,448		8,725	8,700		6,275	5,647				28,248	27,795

Percentage of total	47%	49%		31%	31%		22%	20%				100%	100%

Average same-property financial occupancy	95.4%	95.5%		97.8%	96.8%		96.8%	95.9%				96.3%	95.9%
(1)	Other real estate assets consists mainly of retail space and commercial properties and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to July 1, 2007 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

(4)
Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions) and contractual rents. These numbers include the Company's pro-rata interest in unconsolidated properties.

(5)	Fund II owns 395 of the units under development as of September 30, 2008.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Nine months ended September 30, 2008 and 2007
(Dollars in thousands, except per concessions amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change	2008	2007	2008	2007	% Change

Revenues:
Same-property revenue	$140,566	$137,921	1.9%	$59,021	$53,655	10.0%	$46,344	$42,830	8.2%	$-	$-	$245,931	$234,406	4.9%
Non-same property revenue (2)	19,159	17,711		29,761	17,467		6,011	4,314		2,036	1,849	56,967	41,341
Total Revenues	$159,725	$155,632		$88,782	$71,122		$52,355	$47,144		$2,036	$1,849	$302,898	$275,747

Property operating expenses:
Same-property operating expenses	$44,027	$42,946	2.5%	$19,195	$18,174	5.6%	$15,762	$14,929	5.6%	$-	$-	$78,984	$76,049	3.9%
Non-same property operating expenses (2)	6,116	5,078		11,585	5,867		1,668	1,180		1,176	1,831	20,545	13,956
Total property operating expenses	$50,143	$48,024		$30,780	$24,041		$17,430	$16,109		$1,176	$1,831	$99,529	$90,005

Net operating income (NOI):
Same-property NOI	$96,539	$94,975	1.6%	$39,826	$35,481	12.2%	$30,582	$27,901	9.6%	$-	$-	$166,947	$158,357	5.4%
Non-same property NOI (2)
Redevelopment communities	12,299	11,990		9,655	9,577		2,834	2,429		-	-	24,788	23,996
Acquired communities	928	643		8,330	2,023		1,509	705		-	-	10,767	3,371
Development communities	(184)	-		191	-		-	-		-	-	7	-
Other real estate assets (1)	-	-		-	-		-	-		860	18	860	18
Total non-same property NOI	13,043	12,633		18,176	11,600		4,343	3,134		860	18	36,422	27,385
Total NOI	$109,582	$107,608		$58,002	$47,081		$34,925	$31,035		$860	$18	$203,369	$185,742

Same-property operating margin	69%	69%		67%	66%		66%	65%				68%	68%

Same-property turnover percentage	58%	57%		55%	53%		53%	62%				56%	57%

Same-property concessions	$1,025	$1,105		$419	$262		$214	$151				$1,658	$1,518

Average same-property concessions per turn (3)	$220	$243		$250	$161		$118	$71				$203	$183

Average same-property financial occupancy	95.5%	95.5%		97.5%	96.2%		96.8%	96.0%				96.2%	95.7%

(1)	Other real estate assets consists mainly of retail space and commercial properties and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2007 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

See Company's 10-Q for additional disclosures

S-7.1

E S S E X P R O P E R T Y T R U S T, I N C.

Revenue by County - Quarters ended September 30, 2008, September 30, 2007 and June 30, 2008
(Dollars in thousands, except average property rental rates)

		Average Property Rental Rates			Property Revenue			Property Revenue
Region	Units	September 30, 2008	September 30, 2007	% Change	September 30, 2008	September 30, 2007	% Change	June 30, 2008	Sequential % Change

Southern California
Ventura County	3,004	1,375	$1,399	-1.7%	$12,456	$12,525	-0.6%	$12,535	-0.6%
Los Angeles County	2,754	1,835	1,808	1.5%	14,872	14,800	0.5%	15,004	-0.9%
Orange County	2,037	1,543	1,533	0.7%	9,600	9,341	2.8%	9,514	0.9%
San Diego County	2,771	1,123	1,099	2.2%	9,489	9,164	3.5%	9,403	0.9%
Santa Barbara County	239	1,873	1,740	7.6%	1,180	1,198	-1.5%	1,281	-7.9%
Riverside County	276	800	836	-4.3%	640	673	-4.9%	681	-6.0%
Total same-property	11,081	1,454	1,443	0.8%	48,237	47,701	1.1%	48,418	-0.4%
Los Angeles County	1,036	1,505			4,775	4,305
Santa Barbara County	108	1,367			430	422
Non-same property	1,144	1,495			5,205	4,727

Northern California
San Francisco MSA	175	1,832	1,715	6.8%	964	887	8.7%	963	0.1%
Santa Clara County	1,870	1,678	1,552	8.1%	9,537	8,846	7.8%	9,235	3.3%
Alameda County	200	1,358	1,266	7.3%	823	763	7.9%	826	-0.4%
San Mateo County	768	1,652	1,457	13.4%	3,879	3,309	17.2%	3,773	2.8%
Contra Costa County	1,070	1,493	1,470	1.6%	4,877	4,722	3.3%	4,899	-0.4%
Total same-property	4,083	1,615	1,506	7.2%	20,080	18,527	8.4%	19,696	1.9%
Santa Clara County	578	1,524			2,633	1,851
Alameda County	916	1,290			3,626	3,167
Contra Costa County	650	1,581			3,154	1,539
Other	230	1,495			1,023	524
Non-same property	2,374	1,446			10,436	7,081

Seattle Metro
Total same-property	4,752	1,108	1,034	7.2%	16,493	15,349	7.5%	16,075	2.6%
Non-same property	586	1,367			1,776	1,006

Other Real Estate Assets					680	620

Total same-property revenue	19,916	$1,404	$1,359	3.4%	$84,810	$81,577	4.0%	$84,189	0.7%

Total non-same property revenue	4,104	$1,436			$18,097	$13,434

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Revenue by County - Nine months ended September 30, 2008 and 2007
(Dollars in thousands, except average property rental rates)

		Average Property Rental Rates			Property Revenue
Region	Units	YTD 2008	YTD 2007	% Change	YTD 2008	YTD 2007	% Change

Southern California
Ventura County	3,004	$1,383	$1,388	-0.4%	$37,345	$37,470	-0.3%
Los Angeles County	2,754	1,837	1,779	3.3%	44,944	43,655	3.0%
Orange County	2,037	1,546	1,519	1.8%	28,530	27,710	3.0%
San Diego County	2,416	1,099	1,069	2.8%	24,023	23,374	2.8%
Santa Barbara County	239	1,820	1,704	6.8%	3,771	3,646	3.4%
Riverside County	276	819	832	-1.6%	1,953	2,066	-5.5%

Total same-property	10,726	1,462	1,434	2.0%	140,566	137,921	1.9%

Los Angeles County	1,036	1,340			13,809	12,996
San Diego County	355	1,258			4,076	3,884
Santa Barbara County	108	1,342			1,274	831

Non-same property	1,499	1,324			19,159	17,711

Northern California
San Francisco MSA	175	1,799	1,677	7.3%	2,853	2,607	9.4%
San Mateo County	768	1,615	1,374	17.5%	11,315	9,306	21.6%
Santa Clara County	1,870	1,642	1,514	8.5%	27,899	25,746	8.4%
Alameda County	200	1,329	1,234	7.7%	2,446	2,232	9.6%
Contra Costa County	1,070	1,491	1,453	2.6%	14,508	13,764	5.4%

Total same-property	4,083	1,575	1,445	9.0%	59,021	53,655	10.0%

Santa Clara County	578	1,496			7,666	4,604
Alameda County	916	1,270			10,470	9,616
Contra Costa County	650	1,587			9,247	2,244
Other	230	1,169			2,378	1,003

Non-same property	2,374	1,402			29,761	17,467

Seattle Metro
Total same-property	4,560	1,082	1,001	8.1%	46,344	42,830	8.2%

Non-same property	778	1,312			6,011	4,314

Other Real Estate Assets					2,036	1,849

Total same-property revenue	19,369	$1,399	$1,339	4.5%	$245,931	$234,406	4.9%

Total non-same property revenue	4,651	$1,346			$56,967	$41,341

See Company's 10-Q for additional disclosures

S-8.1

E S S E X P R O P E R T Y T R U S T, I N C.

Development Pipeline - September 30, 2008
(Dollars in millions)

		Estimated Units	Estimated retail sq. feet (1)	Incurred to Date	Estimated Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy	Stabilized Operations

Development Projects
Project Name	Location

Belmont Station	Los Angeles, CA	275	-	$75.5	$2.2	$77.7	Jan-06	Aug-08	Aug-08	Jun-09
The Grand	Oakland, CA	238	7,800	78.9	17.3	96.2	Dec-06	Dec-08	Jan-09	Sep-09
Fourth Street	Berkeley, CA	171	15,500	20.2	50.4	70.6	Apr-08	Feb-10	Feb-10	Aug-10
Joule Broadway (2)	Seattle, WA	295	29,100	27.8	76.5	104.3	May-08	Sep-10	Jul-10	May-11
Tasman Place	Sunnyvale, CA	284	48,300	25.3	113.6	138.9	Feb-09	Mar-11	Apr-11	Nov-11
Consolidated - Development Projects		1,263	100,700	227.7	260.0	487.7

Development Projects - Fund II
Project Name	Location
Eastlake 2851 (3)	Seattle, WA	127	9,300	34.0	1.4	35.4	Aug-06	Jun-08	Apr-08	Jan-09
Studio 40-41	Studio City, CA	149	-	44.6	16.0	60.6	Jun-07	Jun-09	Mar-09	Aug-09
Cielo	Chatsworth, CA	119	-	22.8	16.7	39.5	Jun-07	May-09	May-09	Sep-09

Fund II - Development Projects		395	9,300	101.4	34.1	135.5

Total - Development Projects		1,658	110,000	329.1	294.1	623.2

Predevelopment Projects
Project Name	Location
Essex-Hollywood	Hollywood, CA	-	-	-	-	-	Sep-09	Sep-11	Sep-11	Mar-12
Cadence Campus	San Jose, CA	-	-	-	-	-	Jan-10	Sep-13	Jan-12	Jul-14
Main Street (2)	Walnut Creek, CA	-	-	-	-	-	Jan-10	Jan-12	Jan-12	Jul-12

Total - Predevelopment Projects		1,018	-	93.3	223.6	316.9

Land Held for Future Development (4)
Project Name	Location
City Centre	Moorpark, CA	200	-	-	-	-
Citiplace	San Diego, CA	141	-	-	-	-
Park Boulevard (5)	Palo Alto, CA	27	-	-	-	-
90 Archer (6)	San Jose, CA	42	-	-	-	-
View Pointe	Newcastle, WA	24	-	-	-	-

Total - Other Projects		434	-	27.0	-	27.0

Grand Total - Development Pipeline		3,110	110,000	$449.4	$517.7	$967.1
(1)	Certain apartment community developments include retail space, and the Company has included the total estimated retail square footage for each development project.
(2)	The Company has entered into two joint venture development projects with third-parties to develop these properties. Essex has a 50% interest in the two projects.
(3)	The residential component of development project stabilized in August 2008, and the retail component is expected to stabilize in January 2009.
(4)	The Company owns land in various stages of entitlement that is being held for future development.
(5)	The Company has entered into an option agreement to sell this land parcel to a third-party. During the option period the Company will continue to complete the entitlement process.
(6)	The Company has entered into an agreement to sell this property to a third-party.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Pipeline - September 30, 2008
(Dollars in thousands)

		Total Incurred	Estimated Remaining	Estimated Total	Redevelopment	NOI For the quarter ended		Q3 2008 Rehab	Units
Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q3 2008	Q3 2007	Vacancy Loss	completed

Approved - Redevelopment Projects (1)
Marina Cove, Santa Clara, CA	292	$2,487	$7,371	$9,858	Jun-07
Foothill Commons, Bellevue, WA	360	3,930	14,874	18,804	Jun-07
Woodland Commons, Bellevue, WA	236	1,694	10,085	11,779	Jun-07
	888	8,111	32,330	40,441

Active - Redevelopment Projects
Southern California
Avondale at Warner Center, Woodland Hills, CA	446	11,463	2,607	14,070	Oct-04	$1,318	$1,208	$10	198
Pathways, Long Beach, CA	296	8,120	2,640	10,760	Jun-06	929	785	28	247
Highridge, Rancho Palos Verdes, CA	255	3,828	12,735	16,563	Jan-07	939	1,015	-	9
	997	23,411	17,982	41,393		3,186	3,008	38	454
Northern California
The Montclaire - Phase I - III, Sunnyvale, CA	390	13,054	2,078	15,132	Aug-06	1,147	1,133	46	349
Boulevard, Fremont, CA	172	8,627	260	8,887	Sep-06	364	401	18	137
Bridgeport, Newark, CA	184	4,352	234	4,586	Oct-06	475	522	5	12
City View, Hayward, CA (2)	560	7,330	2,020	9,350	Oct-06	1,350	1,148	-	3
	1,306	33,363	4,592	37,955		3,336	3,204	69	501
Seattle Metro
Sammamish View, Bellevue, WA (2)	153	3,887	-	3,887	Dec-05	447	398	-	153
	153	3,887	-	3,887		447	398	-	153

Total Active - Redevelopment Projects	2,456	60,661	22,574	83,235		6,969	6,610	107	1,108

Consolidated - Redevelopment Projects	3,344	68,772	54,904	123,676		6,969	6,610	107	1,108

Redevelopment Projects - Fund II
Regency Tower - Phase I - II, Oakland, CA	178	3,803	673	4,476	Nov-05	398	399	10	101
The Renaissance, Los Angeles, CA	168	4,688	652	5,340	Oct-06	722	588	-	168
Fund II - Redevelopment Projects	346	8,491	1,325	9,816		1,120	987	10	269

Grand Total - Redevelopment Pipeline	3,690	$77,263	$56,229	$133,492		$8,089	$7,597	$117	1,377

(1)	These projects are approved and redevelopment activity has commenced but as of Q3 2008 the communities have stabilized operations, and therefore they are classified in same-property operations.
(2)	These communities were restabilized during the end of third quarter of 2007, and will be included in same-property operations starting the fourth quarter of 2008.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - September 30, 2008 (Dollars in thousands)	Essex Book	Total Fund Original		Debt	Property Revenue for the three months ended		%	NOI for the three months ended		%
	Value	Cost	Units	Amount	2008	2007	Change	2008	2007	Change

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II) (1)
Southern California
Parcwood, Corona, CA			312	$25,028
Renaissance, Los Angeles, CA			168	23,072
Total Southern California			480	48,100	$2,129	$1,985	7.3%	$1,363	$1,199	13.7%
Northern California
Alderwood Park, Newark, CA			96	6,985
Carlmont Woods, Belmont, CA			195	12,747
Davey Glen, Belmont, CA			69	6,654
Enclave, San Jose, CA			637	79,548
Harbor Cove, Foster City, CA			400	34,374
Regency Tower, Oakland, CA			178	10,919
Total Northern California			1,575	151,227	7,169	6,725	6.6%	4,441	4,024	10.4%
Seattle Metro
Echo Ridge, Snoqualmie, WA			120	13,095
Morning Run, Monroe, WA			222	13,543
Tower @ 801, Seattle, WA			173	19,074
Total Seattle Metro			515	45,712	2,111	1,944	8.6%	1,281	1,179	8.7%

Total - Operating Communities			2,570	245,039	$11,409	$10,654	7.1%	$7,085	$6,402	10.7%

Fund II - Development Pipeline (2)
Eastlake 2851, Seattle, WA			127	26,095	$446			$270
Studio 40-41, Studio City, CA			149	19,254
Cielo, Chatsworth, CA			119	8,054
Total - Development Communities			395	53,403

Total - Fund II	$60,146	$550,925	2,965	$298,442

Capitalized costs	720
	60,866
Other (3)	5,497

	$66,363

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.
(2)	See S-9 for more detail about the Fund II Development Pipeline.
(3)	Included in other investments is a development joint venture in preliminary stages located in Southern California with a carrying value of $5.0 million and a real estate technology investment.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Summary of Consolidated Co-Investments and Minority Interest - September 30, 2008
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities. In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in minority interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and minority interest:

					Operations for the quarter ended
	Balance as of September 30, 2008				September 30, 2008
	Investment in	Related	Minority	DownREIT		Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI

DownREITs:
Anchor Village	$12,319	$10,750	$2,429	111,154	$784	$338	$446
Barkley Apartments	9,037	4,801	2,359	80,302	645	229	416
Brookside Oaks	34,302	13,959	3,974	99,073	753	225	528
Capri at Sunny Hills	17,737	18,980	3,930	167,365	619	151	468
Brentwood (Hearthstone)	15,162	20,538	2,568	58,884	635	185	450
Hidden Valley (2)	40,307	32,918	6,089	62,647	1,336	393	943
Highridge Apartments	24,369	44,807	6,171	300,438	1,369	430	939
Montejo Apartments	8,929	5,743	1,447	34,624	485	147	338
Thomas Jefferson	26,907	19,678	7,067	62,873	748	239	509
Treehouse Apartments	11,657	7,733	2,379	67,728	628	176	452
Valley Park Apartments	15,763	9,796	1,275	56,633	765	152	613
Villa Angelina Apartments	20,301	13,247	3,003	57,709	991	275	716

	236,790	202,950	42,691	1,159,430	9,758	2,940	6,818

Hillsdale Garden Apartments (3)	114,812	-	22,257		3,497	1,404	2,093
Joint Ventures - Development (4)	48,695	14,615	14,500
Operating Limited Partnership Units			73,792
Perpetual Preferred Units (5)			126,690

Balance as of September 30, 2008			$279,930

(1)	Represents the number of DownREIT units that are currently outstanding. Generally, DownREIT units are redeemed for cash equal to the current price of Essex's common stock.
(2)	The Company has a 75% interest in this community and a joint venture parter has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has a 18.5% interest.
(4)	The Company consolidates two joint venture developments that the Company has 50% interest. In accordance with GAAP, the Company consolidates these projects.
(5)
Includes Series B and D Cumulative Redeemable Preferred Units with an existing distribution rate of 7.875% and can be redeemed at the Company's option on December 31, 2009 and July 28, 2010, respectively.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Income From Discontinued Operations and Selected Financial Data - September 30, 2008
(Dollars in thousands)

Income from Discontinued Operations

For the three and nine months ended September 30, 2008, the Company sold Cardiff by the Sea and St. Cloud apartment communities, and classified Coral Gardens as held for sale.  For the three and nine months ended September 30, 2007, the Company sold condominium units at Peregrine Point, and during the three months ended March 31, 2007, the Company sold the City Heights community which was consolidated in accordance with FIN 46R.  Income from discontinued operations for these periods also includes operating results for the four Portland communities sold in December 2007.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Rental revenues	$1,677	$4,594	6,528	$13,416
Interest and other income	-	-	-	290
Revenues	1,677	4,594	6,528	13,706

Property operating expenses	(1,183)	(2,142)	(3,594)	(5,899)
Interest expense	(545)	(783)	(2,087)	(1,729)
Depreciation and amortization	(629)	(1,443)	(2,434)	(3,460)
Minority interests	54	(20)	128	(226)
Expenses	(2,303)	(4,388)	(7,987)	(11,314)

Gain on sale	46	64	46	79,275
Subordination fees	-	-	-	10,290
Minority interests	(4)	(5)	(4)	(66,785)
Net gain on sale of real estate	42	59	42	22,780

Income (loss) from discontinued operations	$(584)	$265	(1,417)	$25,172

Common Stock Equivalents

	Q3 2008	YTD 2008	Actual
	Weighted Avg.	Weighted Avg.	As of 9/30/08
Common Shares	25,110,710	24,876,611	25,943,675
Stock Options	119,025	131,198	116,591
Exchangeable Bonds	245,189	174,298	277,714
Weighted Avg. Shares Diluted - EPS	25,474,924	25,182,107	26,337,980
Operating Limited Partnership Units	2,435,373	2,475,342	2,435,243
Weighted Avg. Shares Diluted - FFO	27,910,297	27,657,449	28,773,223

See Company's 10-Q for additional disclosures

	ESSEX PROPERTY TRUST, INC.
	Real Estate Information as of September 30, 2008
						Square	Year	Year	Property	Age of
	Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

	APARTMENT COMMUNITIES

	NORTHERN CALIFOFNIRA
	Santa Clara County
1	Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	45
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	8
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	Fund II	10
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	6
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	8
1	Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	33
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	34
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	19
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	35
1	Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	7
1	Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	35
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	20
	Tasman Place	315 Tasman Drive	Sunnyvale	CA	284	265,296			EPLP
1	Thomas Jefferson	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	39
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	19
				12%	3,085	2,591,128
	Alameda County
	Fourth Street	700 University Avenue	Berkeley	CA	171	146,255			EPLP
1	Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	433,100	2000	1975	EPLP	32
1	Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	30
1	City View	25200 Carlos Bee Blvd.	Hayward	CA	560	462,400	1998	1975	EPLP	33
1	Regency Tower	1130 Third Ave.	Oakland	CA	178	140,900	2005	1975	Fund II	33
	The Grand	100 Grand Avenue	Oakland	CA	238	205,026			EPLP
1	Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	21
1	Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	21
				5%	1,390	1,381,224
	Contra Costa County
1	San Marcos	Hilltop Drive at Richmond Pkwy	Richmond	CA	432	407,600	2003	2003	EPLP	5
1	Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	20
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	23
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	23
1	Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	3
1	Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	3
				6%	1,720	1,624,354
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	37
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	37
1	Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	46
1	Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	60
1	Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	34
				5%	1,432	1,164,230

	San Francisco and Marin Counties
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	35
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	45
				1%	175	142,300

	Other
1	Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	1
1	Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	4
1	Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	6
				1%	230	233,356

36	Total Northern California			30%	8,032	7,136,592		1984		24

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	34
1	Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	38
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	21
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	33
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	40
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	19
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	29
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	17
	Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000			EPLP
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	20
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	20
1	Renaissance	630 South Masselin Avenue	Los Angeles	CA	168	154,268	2006	1990	Fund II	18
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	37
1	Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	8
1	Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	36
1	Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	36
1	Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	36
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	6
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	36
	Studio 40-41	4043 Radford Avenue	Studio City	CA	149	127,238			Fund II
1	Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	29
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	44
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	38
				15%	3,958	3,294,201
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	23
1	Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	18
1	Mountain View	649 E. Las Posas Road	Camarillo	CA	106	83,900	2004	1980	EPLP	28
	Cielo	Topanga Blvd	Chatsworth	CA	119	125,400			Fund II
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	21
1	Tierra Vista	Rice and Gonzales	Oxnard	CA	404	387,100	2001	2001	EPLP	7
1	Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	34
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	22
1	Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	4
1	Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	37
1	Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	35
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	35
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	21
				11%	3,004	2,560,848

	SOUTHERN CALIFORNIA (cont'd)

	Santa Barbara County
1	Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91		2006	1967	EPLP	41
1	CBC	6721 El Colegio Drive	Goleta	CA	148		2006	1962	EPLP	46
1	Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108		2007	1965	EPLP	43
	Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA			2007	1973	EPLP	35
				1%	347	306,608
	Orange County
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800	2000	1984	DownREIT	24
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700	2001	1969	DownREIT	39
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100	2001	1961	DownREIT	47
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	1997	1992	EPLP	16
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200	2001	1974	DownREIT	34
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700	1997	1984	EPLP	24
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500	1999	1999	EPLP	9
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000	1997	1985	EPLP	23
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100	1999	1972	EPLP	36
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600	2001	1970	DownREIT	38
1	Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800	2001	1970	DownREIT	38
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700	2001	1970	DownREIT	38
				8%	2,037	1,872,200
	San Diego County
1	Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900	2002	1986	EPLP	22
1	Alpine Village	2055 Arnold Way	Alpine	CA	306	254,400	2002	1971	EPLP	37
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800	2002	1983	EPLP	25
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100	2002	1965	EPLP	43
1	Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500	2002	1974	EPLP	34
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600	2002	1963	EPLP	45
1	Coral Gardens	425 East Bradley	El Cajon	CA	200	182,000	2002	1976	EPLP	32
1	Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000	2002	1969	EPLP	39
1	Grand Regency	2050 E. Grand Ave.	Escondido	CA	60	42,400	2002	1967	EPLP	41
1	Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600	2002	1982	EPLP	26
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700	2002	1976	EPLP	32
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000	2005	1984	EPLP	24
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700	1997	1974	EPLP	34
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400	2002	1972	EPLP	36
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800	2002	1975	EPLP	33
1	Carlton Heights	9705 Carlton Hills Blvd.	Santee	CA	70	48,400	2002	1979	EPLP	29
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200	2002	1983	EPLP	25
				11%	2,971	2,242,500
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000	2004	1989	Fund II	19
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200	2002	1988	EPLP	20
				2%	588	477,200

67	Total Southern California			48%	12,905	10,753,557		1978		30

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200	2005	1984	EPLP	24
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000	1994	1987	EPLP	21
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	360	288,300	1990	1978	EPLP	30
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700	1990	1977	EPLP	31
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500	1994	1986	EPLP	22
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300	1990	1978	EPLP	30
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400	2003	1990	EPLP	18
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600	1994	1985	EPLP	23
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100	2000	2000	EPLP	8
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800	1997	1986	EPLP	22
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700	1999	1999	EPLP	9
1	Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674	2008	2000	EPLP	8
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300	1995	1986	EPLP	22
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700	1997	1986	EPLP	22
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300	1997	1990	EPLP	18
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786	2005	1991	Fund II	17
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300	1996	1981	EPLP	27
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900	1997	1981	DownREIT	27
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900	1998	1998	EPLP	10
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300	1996	1986	EPLP	22
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200	2004	1997	EPLP	11
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500	2003	1998	EPLP	10
	Joule Broadway	523 Broadway Avenue, East	Seattle	WA	295	191,109			JV - 50%
1	The Cairns	420 Yale Avenue	Seattle	WA	100	70,806	2007	2006	EPLP	2
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000	2000	2000	EPLP	8
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200	2000	1994	EPLP	14
	Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	127	234,086			Fund II
1	Maple Leaf	7415 5th Avenue, NE	Seattle	WA	48	35,500	1997	1986	EPLP	22
1	Spring Lake	12528 35th Avenue, NE	Seattle	WA	69	42,300	1997	1986	EPLP	22
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200	1994	1990	EPLP	18
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500	2005	1970	Fund II	38
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359	2005	2000	Fund II	8
30	Total Seattle Metropolitan Area			22%	5,853	5,139,325		1989		19

133	Apartment Communities		100%	26,790	23,029,474	(1)
8	Apartment Communities Under Construction			1,658	1,063,005	(2)

Avg. square footage	860		Definitions for Property Ownership
Avg. units per property	201		EPLP	The Company has a 100% ownership in the community.
Avg. age of property	26		Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.

(1) Includes 44,318 square feet of retail or commercial space			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.
(2) Includes 100,700 square feet of estimated retail or commercial space
			JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
			JV - 50%	The Company has a 50% ownership in this development and is consolidated.
OTHER REAL ESTATE ASSETS
Manufactured Housing Communities
Green Valley	2130 Sunset Dr.	Vista	CA	157	pads		2002	1973	EPLP
Office Buildings
Essex Corporate Headquarter Bldg.	925 E. Meadow Dr.	Palo Alto	CA		17,400		1997	1988	EPLP
Derian Office Building	17461 Derian Av.	Irvine	CA		110,000		2000	1983	EPLP
Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA		38,940		2001	1982	EPLP
River Oaks	535 - 575 River Oaks	San Jose	CA		262,500		2007	1990	EPLP
Hollywood	6230 Sunset Blvd.	Los Angeles	CA		35,000		2006	1938	EPLP
					463,840

Essex Markets Forecast 2008: Supply, Jobs and Apartment Market Conditions

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	4,500	1.2%	8,000	1.2%	28,000	1.9%	7.00%	96.00%

San Francisco	3,100	0.9%	800	0.2%	10,000	1.0%	5.50%	96.50%
Oakland	2,100	0.8%	3,400	0.5%	-16,000	-1.5%	4.00%	95.00%
San Jose	2,000	1.0%	1,600	0.4%	3,000	0.3%	7.00%	96.00%
No. Cal.	7,200	0.8%	5,800	0.4%	-3,000	-0.1%	5.5%	96.0%

Ventura	600	1.2%	700	0.3%	-4,500	-1.5%	-5.00%	94.50%
Los Angeles	8,200	0.6%	6,400	0.3%	-24,000	-0.6%	0.00%	95.00%
Orange	3,700	1.0%	2,000	0.3%	-18,500	-1.2%	0.00%	95.00%
San Diego	3,100	0.8%	3,100	0.5%	0	0.0%	2.00%	95.00%
So. Cal.	15,600	0.7%	12,200	0.4%	-47,000	-0.6%	0.00%	95.00%

All data is an Essex Forecast

U.S. Economic Assumptions:  G.D.P.: 1.25% Growth, Jobs: - 0.7% Growth

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to but can differ from the 12 Month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not seasonally Adjusted) projected through December 2008 over the comparable actual figures for December 2007.  The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the December 2007 base.

***The Forecast Market Conditions represents Essex's estimates of the change in rents/cccupancy rates at the end of 2008.  The Estimated Year-over-Year rent growth represents the forecast change in effective market rents for December 2008 vs.December 2007 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio). The estimated year-end Occupancy represents Essex's forecast of market occupancy rates for December 2008.

New Residential Supply: Permits as % of Current Stock
12 Month Permit Period: Trailing 12 Months September 2008

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (2008est**)	2007 SF Affordability*	SF Stock 2000	SF Permits Last 12 Months	% of Stock	MF Stock 2000	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
Nassau-Suffolk	$503,700	75%	740,000	2,256	0.3%	240,000	1,199	0.5%	3,455	0.4%
Boston	$371,600	85%	1,530,000	4,092	0.3%	670,800	4,631	0.7%	8,723	0.4%
Philadelphia	$217,000	118%	1,532,000	7,204	0.5%	515,100	3,364	0.7%	10,568	0.5%
Baltimore	$266,600	109%	797,000	3,221	0.4%	268,000	2,556	1.0%	5,777	0.5%
Minneapolis	$215,800	134%	818,000	4,819	0.6%	351,800	1,709	0.5%	6,528	0.6%
Miami/Ft. Lauderdale	$299,200	70%	717,000	3,957	0.6%	876,000	4,981	0.6%	8,938	0.6%
Chicago	$258,400	105%	1,700,000	9,993	0.6%	1,404,900	9,778	0.7%	19,771	0.6%
Wash. D.C. PMSA	$249,600	104%	1,299,000	9,607	0.7%	644,300	6,467	1.0%	16,074	0.8%
New York PMSA	$423,900	56%	760,000	1,337	0.2%	2,920,000	36,144	1.2%	37,481	1.0%
Portland	$268,500	97%	561,000	4,953	0.9%	225,335	4,025	1.8%	8,978	1.1%
Denver	$220,000	128%	582,000	4,495	0.8%	274,900	5,367	2.0%	9,862	1.2%
Phoenix	$233,900	98%	970,000	13,062	1.3%	360,500	6,750	1.9%	19,812	1.5%
Atlanta	$154,600	180%	1,122,000	15,741	1.4%	467,800	8,153	1.7%	23,894	1.5%
Orlando	$219,200	104%	482,000	6,139	1.3%	201,500	6,013	3.0%	12,152	1.8%
Dallas-Ft. Worth	$144,800	174%	1,381,000	20,091	1.5%	650,000	19,535	3.0%	39,626	2.0%
Las Vegas	$242,400	90%	440,000	7,500	1.7%	215,700	10,324	4.8%	17,824	2.7%
Austin	$191,800	139%	326,000	9,135	2.8%	169,900	6,041	3.6%	15,176	3.1%
Houston	$150,500	162%	1,027,000	31,396	3.1%	547,700	16,889	3.1%	48,285	3.1%
Totals	$254,487	115%	16,784,000	158,998	0.9%	11,004,235	153,926	1.4%	312,924	1.1%

Seattle	$389,300	76%	656,000	5,545	0.8%	354,487	8,423	2.4%	13,968	1.4%

San Francisco	$813,200	47%	368,000	624	0.2%	344,000	2,604	0.8%	3,228	0.5%
Oakland	$700,700	64%	625,000	2,170	0.3%	270,000	2,560	0.9%	4,730	0.5%
San Jose	$774,500	56%	388,000	1,132	0.3%	192,000	1,365	0.7%	2,497	0.4%

Los Angeles	$535,000	49%	1,877,000	4,014	0.2%	1,392,963	8,370	0.6%	12,384	0.4%
Ventura	$525,700	85%	199,000	381	0.2%	53,295	660	1.2%	1,041	0.4%
Orange	$707,700	53%	628,000	1,488	0.2%	340,800	2,949	0.9%	4,437	0.5%
San Diego	$600,600	49%	664,000	2,359	0.4%	375,664	3,564	0.9%	5,923	0.6%

No Cal	$751,413	57%	1,381,000	3,926	0.3%	806,000	6,529	0.8%	10,455	0.5%

So Cal	$579,585	52%	3,368,000	8,242	0.2%	2,162,722	15,543	0.7%	23,785	0.4%

ESSEX	$600,393	56%	5,405,000	17,713	0.3%	3,323,208	30,495	0.9%	48,208	0.6%
Permits:  Single Family equals 1 Unit, Multi-Family equals 5 or more units
Sources:  SF Prices - Economy.com:  Permits, Total Residential Stock - U.S. Census, Axiometrics
**Median Home Prices - National Association of Realtors; DataQuick, Mortgage Rates - Freddie Mac, Median Household Incomes - US Census; BEA; Essex
Single Family - Multi-Family breakdown of total residences, Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual median household Income to the income required to purchase the median priced home.
The required income is defined such that the mortgage payment is 35% of said income, assuming a 10% down payment and a 30-year fixed mortgage rate (6.35%).
Median Household Income is estimated from US Census 2004 data and income growth from BEA and population growth from the US Census.